UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 28, 2020
Corteva, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38710	82-4979096
(State or other jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

974 Centre Road, Building 735
Wilmington, Delaware 19805
(Address of principal executive offices)(Zip Code)

(302) 485-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

On April 28, 2020, Corteva, Inc. (the “Company”) held its Annual Meeting of Stockholders. As of the close of business on March 9, 2020, the record date for the annual meeting, 749,283,339 shares of the Company’s common stock, par value $0.01 per share, were outstanding and entitled to vote. A total of 648,613,162 shares of common stock were voted in person or by proxy, representing 86.56 percent of the shares entitled to be voted. The following are the final voting results on proposals considered and voted upon at the meeting, all of which are described in the Company's 2020 Proxy Statement.

Proposal 1 - Election of Directors. The Company’s stockholders elected the following 12 nominees to serve on the Board of Directors until the next annual meeting of stockholders and until their successors have been duly elected or appointed.

Director	For	Against	Abstain	Broker Non-Votes
Lamberto Andreotti	531,350,950	32,766,910	1,212,984	83,282,318
Robert A. Brown	560,260,423	3,856,589	1,213,832	83,282,318
James C. Collins, Jr.	561,376,979	2,755,869	1,197,996	83,282,318
Klaus A. Engel	560,964,802	3,148,918	1,217,124	83,282,318
Michael O. Johanns	560,606,287	3,492,695	1,231,862	83,282,318
Lois D. Juliber	551,043,793	13,160,352	1,126,699	83,282,318
Rebecca B. Liebert	561,169,375	3,033,809	1,127,660	83,282,318
Marcos M. Lutz	501,472,533	62,629,490	1,228,821	83,282,318
Nayaki Nayyar	560,117,402	3,989,668	1,223,774	83,282,318
Gregory R. Page	511,370,182	52,686,856	1,273,806	83,282,318
Lee M. Thomas	551,308,444	12,820,060	1,202,340	83,282,318
Patrick J. Ward	560,603,366	3,481,437	1,246,041	83,282,318

Proposal 2 - Advisory vote on Executive Compensation. The Company’s stockholders approved, by advisory vote, the compensation of its named executive officers.

For	Against	Abstain	Broker Non-Votes
518,710,911	43,648,984	2,970,949	83,282,318

Proposal 3 - Advisory vote on Frequency of vote on Executive Compensation. The Company’s stockholders approved, by advisory vote, a one-year frequency for the vote on the compensation of its named executive officers ("say-on-pay").

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
554,107,896	1,430,816	8,390,557	1,401,575	83,282,318

As indicated in the Company's Proxy Statement, the Company's Board of Directors (the "Board") was recommending that a say-on-pay advisory proposal be held annually. Consistent with the outcome of Proposal 3 and the Board's recommendation, the Company plans to hold say-on-pay votes annually.

Proposal 4 - Ratification of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020.

For	Against	Abstain
612,646,400	34,548,377	1,418,385

Proposal 5 - Approval of the Company's Global Omnibus Employee Stock Purchase Plan. The Company’s stockholders approved, the adoption of the Company's Global Omnibus Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
559,480,420	4,289,768	1,560,656	83,282,318

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTEVA, INC.
(Registrant)

By:	/s/ Brian Titus
Name:	Brian Titus
Title:	Vice President and Controller

April 30, 2020